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                                                                   Exhibit 10.48

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               PATENT COLLATERAL ASSIGNMENT AND SECURITY AGREEMENT

                         Dated as of September 22, 1999

                                      among

                       COMMONWEALTH SCIENTIFIC CORPORATION

                                       and

                     MANUFACTURERS AND TRADERS TRUST COMPANY

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      This PATENT COLLATERAL ASSIGNMENT AND SECURITY AGREEMENT dated as of
September 22, 1999, between COMMONWEALTH SCIENTIFIC CORPORATION, a Virginia corporation ("Assignor"), which has its principal places of business at 500 Pendleton Street, Alexandria, Virginia 22314, and MANUFACTURERS AND TRADERS TRUST COMPANY, having an office at One M&T Plaza, Buffalo, New York 14203 (the "Bank").

      WHEREAS, CVC Products, Inc. (the "Borrower") and the Bank are parties to a Loan Agreement, dated as of March 31, 1998, (as amended and in effect from time to time, the "Loan Agreement"); and

      WHEREAS, the Borrower and the Bank have entered into an Amendment to Loan Agreement dated the date hereof (the "Amendment"); and

      WHEREAS, it is a condition precedent to the Bank making any loans or otherwise extending credit to the Borrower under the Loan Agreement that the Assignor execute and deliver to the Bank this Patent Agreement; and

      WHEREAS, the Assignor has executed and delivered to the Bank a General Security Agreement, dated as of September 3, 1998 (the "Security Agreement"), pursuant to which the Assignor granted to the Bank a first priority perfected security interest in all of the Assignor's personal property and fixture assets, including, without limitation, the patents and patent applications listed on Schedule A attached hereto, all to secure the payment and performance of all the indebtedness of the Borrower and Assignor to the Bank, whenever arising; and

      WHEREAS, this Patent Agreement (defined below) is supplemental to the provisions contained in the Security Agreement;

      NOW, THEREFORE, in consideration of the premises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.    DEFINITIONS.

      Capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided therefor in the Loan Agreement. In addition, the following terms shall have the meanings set forth in this Section 1 or elsewhere in this Patent Agreement referred to below:

      Assignor means Commonwealth Scientific Corporation, a Virginia corporation.
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            Event of Default means any "Event of Default" which has occurred under the Security Agreement.

            Obligations means, collectively, any indebtedness, liabilities and obligations for payment of money, regardless of kind, class or form and whether for the payment of principal or of interest or otherwise, incurred, for any business, commercial, agricultural or consumer purposes or otherwise, now existing or hereafter arising, created directly (including, but not limited to, all indebtedness, liabilities and obligations arising as a direct or indirect result of any overdraft) or by an assignment or other transfer, direct or indirect, absolute or contingent (including, but not limited to, all indebtedness, liabilities and obligations arising as a direct or indirect result of any guaranty, endorsement or other assurance or as a direct or indirect result of any letter of credit), similar or dissimilar, related or unrelated, due or not due, contractual or tortuous, liquidated or unliquidated, arising by operation of law or otherwise, that are now or hereafter owing by Borrower and Assignor in any capacity, whether alone or otherwise, to the Bank in any capacity, whether or not allowed as a claim against Assignor in any case or other proceeding pursuant to any bankruptcy or insolvency statute, regulation or other law or any other statute, regulation or other law relating to the relief of debtors, to the readjustment, composition or extension of indebtedness, to liquidation or to reorganization.

            Patent Agreement means this Patent Collateral Assignment and Security Agreement, as amended and in effect from time to time.

            Patent Collateral means all of the Assignor's right, title and interest in and to all of the Patents, the Patent License Rights, and all other Patent Rights, and all additions, improvements, and accessions to, all substitutions for and replacements of, and all products and Proceeds (including insurance proceeds) of any and all of the foregoing, and all books and records and technical information and data describing or used in connection with any and all such rights, interest, assets or property.

            Patent License Rights means any and all past, present or future rights and interests of the Assignor pursuant to any and all past, present and future licensing agreements in favor of the Assignor, or to which Assignor is a party, pertaining to any Patents, or Patent Rights, owned or used by third parties in the past, present or future, including the right in the name of the Assignor or the Bank to enforce, and sue and recover for, any past, present or future breach or violation of any such agreement.

            Patent Rights means any and all past, present or future rights in, to and associated with the Patents throughout the world, whether arising under federal law, state law, common law, foreign law, or otherwise, including, but not limited, to the following: all such rights arising out of or associated with the Patents; the right (but not the obligation) to register claims under any federal, state or foreign patent law or regulation; the right (but not the obligation) to sue or bring opposition or bring cancellation proceedings in the name of the Assignor or the Bank for any and all past, present and future infringements of or any other damages or injury to the Patents or the Patent Rights, and the rights to


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damages or profits due or accrued arising out of or in connection with any such past, present or future infringement, damage or injury; and the Patent License Rights.

            Patents means all patents and patent applications, whether United States or foreign, that are owned by the Assignor or in which the Assignor has any right, title or interest, now or in the future, including but not limited to:

                  (a) the patents and patent applications listed on Schedule A hereto (as the same may be amended pursuant hereto from time to time);

                  (b) all letters patent of the United States or any other country, and all applications for letters patent of the United States or any other country;

                  (c) all re-issues, continuations, divisions, continuations-in-part, renewals or extensions thereof;

                  (d) the inventions disclosed or claimed therein, including the right to make, use, practice and/or sell (or license or otherwise transfer or dispose of) the inventions disclosed or claimed therein; and

                  (e) the right (but not the obligation) to make and prosecute applications for such Patents.

            Proceeds means any consideration received from the sale, exchange, license, lease or other disposition or transfer of any right, interest, asset or property which constitutes all or any part of the Patent Collateral, any value received as a consequence of the ownership, possession, use or practice of any Patent Collateral, and any payment received from any insurer or other person or entity as a result of the destruction or the loss, theft or other involuntary conversion of whatever nature of any right, interest, asset or property which constitutes all or any part of the Patent Collateral.

            PTO means the United States Patent and Trademark Office or any successor agency or office.

2.    GRANT OF SECURITY INTEREST.

      To secure the payment and performance in full of any and all Obligations, the Assignors hereby grant, assign, transfer and conveys to the Bank, BY WAY OF COLLATERAL SECURITY, all of the Patent Collateral. THE BANK ASSUMES NO LIABILITY ARISING IN ANY WAY BY REASON OF ITS HOLDING SUCH COLLATERAL SECURITY.

3.    REPRESENTATIONS, WARRANTIES AND COVENANTS.

      The Assignor represents, warrants and covenants that, except as disclosed in the Intellectual Property Audit Report from Gray Cary Ware & Freidenrich LLP dated September 21, 1999: (i) Schedule A attached hereto sets forth a true and complete list of all


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the patents, rights to patents and patent applications now owned, licensed, controlled or used by the Assignor; (ii) the issued Patents are subsisting and have not been adjudged invalid or unenforceable, in whole or in part, and there is no litigation or proceeding pending concerning the validity or enforceability of the issued Patents; (iii) to the best of the Assignor's knowledge, each of the issued Patents is valid and enforceable; (iv) to the best of the Assignor's knowledge, there is no infringement by others of the issued Patents or Patent Rights; (v) no claim has been made that the use of any of the Patents does or may violate the rights of any third person, and to the best of the Assignor's knowledge there is no infringement by the Assignor of the patent rights of others; (vi) the Assignor indicated on Schedule A attached hereto is the sole and exclusive owner of the entire and unencumbered right, title and interest in and to each of the Patents (other than ownership and other rights reserved by third party owners with respect to Patents which the Assignor is licensed to practice or use as indicated on Schedule A attached hereto), free and clear of any liens, charges, encumbrances and adverse claims, including without limitation pledges, assignments, licenses, shop rights and covenants by the Assignor not to sue third persons, other than the security agreement and mortgage created by the Security Agreement and this Patent Agreement; (vii) the Assignor has the unqualified right to enter into this Patent Agreement and perform its terms and have entered and will enter into written agreements with each of its present and future employees, agents, consultants, licensors and licensees which will enable it to comply with the covenants herein contained;
(viii) this Patent Agreement, together with the Security Agreement, will create in favor of the Bank a valid and perfected first priority security interest in the Patent Collateral upon making the filings referred to in clause (ix) of this
Section 3; and (ix) except for the filing of financing statements with the City of Alexandria and the Secretary of State for the State of Virginia under the Uniform Commercial Code and the filing of this Patent Agreement with the PTO, no authorization, approval or other action by, and no notice to or filing with, any governmental or regulatory authority, agency or office is required either (1) for the grant by the Assignor or the effectiveness of the security interest and assignment granted hereby or for the execution, delivery and performance of this Patent Agreement by the Assignor, or (2) for the perfection of or the exercise by the Bank of any of its rights and remedies hereunder.

4.    NO TRANSFER OR INCONSISTENT AGREEMENTS.

      Without the Bank's prior written consent, the Assignor will not (i) mortgage, pledge, assign, encumber, grant a security interest in, transfer, license or alienate any of the Patent Collateral, or (ii) enter into any agreement (for example, a license agreement) that is inconsistent with the Assignors' obligations under this Patent Agreement or the Security Agreement. The Bank will not unreasonably delay in responding to any request by the Assignor for a consent to any action prohibited by this Section 4.


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5.    AFTER-ACQUIRED PATENTS, ETC.

      5.1   After-acquired Patents.

            If, before the Obligations shall have been finally paid and satisfied in full and Assignor no longer has a right to request advances from Bank and all lines of credit terminated by Bank, the Assignor shall obtain any right, title or interest in or to any other or new patents, patent applications or patentable inventions, or become entitled to the benefit of any patent application or patent or any reissue, division, continuation, renewal, extension, or continuation-in-part of any of the Patent Collateral or any improvement on any of the Patent Collateral, the provisions of this Patent Agreement shall automatically apply thereto and the Assignor shall (i) promptly on request by the Bank and (ii) on an annual basis give to the Bank notice thereof in writing and execute and deliver to the Bank such documents or instruments as the Bank may reasonably request further to transfer title thereto to the Bank as required herein.

      5.2   Amendment to Schedule.

            The Assignor authorizes the Bank to modify this Patent Agreement, without the necessity of the Assignor's further approval or signature, by amending Schedule A hereto to include any future or other Patents or Patent Rights under Section 2 or Section 5 hereof.

6.    PATENT PROSECUTION.

      6.1   Assignor Responsible.

            The Assignor shall assume full and complete responsibility for the prosecution, grant, enforcement or any other necessary or desirable actions in connection with the Patent Collateral, and shall hold the Bank harmless from any and all costs, damages, liabilities and expenses which may be incurred by the Bank in connection with the Bank's title to any of the Patent Collateral or any other action or failure to act in connection with this Patent Agreement or the transactions contemplated hereby. In respect of such responsibility, the Assignor shall retain patent counsel acceptable to the Bank. The Bank shall not unreasonably delay in responding to any written inquiry as to the acceptability of patent counsel proposed by the Assignor.

      6.2   Assignor's Duties, Etc.

            The Assignor shall have the duty, through patent counsel acceptable to the Bank, to prosecute diligently any patent applications of the Patents pending as of the date of this Patent Agreement or thereafter, to make application for unpatented but reasonably patentable inventions and to preserve and maintain all rights in the Patents, including, without limitation, the payment when, due of all maintenance fees and other fees, taxes and other expenses which shall be incurred or which shall accrue with respect to any of the Patents. Any expenses incurred in connection with such applications and actions shall


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be borne by the Assignor. The Assignor shall not abandon any filed patent application, or any pending patent application or patent, without the consent of the Bank, which consent shall not be unreasonably withheld. The Bank hereby appoints the Assignor as its agent for all matters referred to in the foregoing provisions of this Section 6 and agrees to execute any documents necessary to confirm such appointment. Upon the occurrence and during the continuance of an Event of Default, the Bank may terminate such agency by providing written notice of termination to the Assignor. The Bank shall not unreasonably delay in responding to any written inquiry as to the acceptability of patent counsel pursuant to this Section 6.2 or the abandonment of any patent application.

      6.3   Assignor's Enforcement Rights.

            The Assignor shall have the right, with the consent of the Bank, which shall not be unreasonably withheld, to bring suit or other action in the Assignor's own name(s) to enforce the Patents and the Patent Rights. The Bank shall be required to join in such suit or action as may be necessary to assure the Assignor's ability to bring and maintain any such suit or action in any proper forum so long as the Bank is completely satisfied that such joinder will not subject the Bank to any risk of liability. The Assignor shall promptly, upon demand, reimburse and indemnify the Bank for all damages, costs and expenses, including legal fees, incurred by the Bank pursuant to this Section 6.

      6.4   Protection of Patents, Etc.

            In general, the Assignor shall take any and all such actions (including, but not limited to, institution and maintenance of suits, proceedings or actions) as may be necessary or appropriate to properly maintain, protect, preserve, care for and enforce the Patent Collateral. The Assignor, shall not take or fail to take any action, nor permit any action to be taken or not taken by others under their control, which would affect the validity, grant or enforcement of any of the Patent Collateral.

      6.5   Notification by Assignor.

            Promptly upon obtaining knowledge thereof, the Assignor will notify the Bank in writing of the institution of, or any final adverse determination in, any proceeding in the PTO or any similar office or agency of the United States or any foreign country, or any court, regarding the validity of any of the Patents or the Assignor's rights, title or interests in and to any of the Patent Collateral, and of any event which does or reasonably could materially adversely affect the value of any of the Patent Collateral, the ability of the Assignor or the Bank to dispose of any of the Patent Collateral or the rights and remedies of the Bank in relation thereto (including, but not limited to, the levy of any legal process against any of the Patent Collateral).


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7.    LICENSE BACK TO ASSIGNORS.

      Unless and until there shall have occurred and be continuing an Event of Default and the Bank has notified the Assignor that the license granted hereunder is terminated, the Bank hereby grants to the Assignor the sole and exclusive, nontransferable, royalty free, worldwide right and license under the Patents to make, have made for them, use, sell and otherwise practice the inventions disclosed and claimed in the Patents for the Assignor's own benefit and account and for none other; provided however that the foregoing right and license shall be no greater in scope than, and limited by, the rights assigned to the Bank by the Assignor hereby. The Assignor agree not to sell, assign, transfer, encumber or sublicense their interest in the license granted to the Assignor in this Section 7, without the prior written consent of the Bank. Any such sublicenses granted on or after the date hereof shall be terminable by the Bank upon termination of the Assignor's license hereunder.

8.    REMEDIES.

      If any Event of Default shall have occurred and be continuing, then upon notice by the Bank to the Assignor: (i) the Assignor's license with respect to the Patents as set forth in Section 7 shall terminate; (ii) the Assignor shall immediately cease and desist from the practice, manufacture, use and sale of the inventions claimed, disclosed or covered by the Patents; and (iii) the Bank shall have, in addition to all other rights and remedies given it by this Patent Agreement, the Loan Agreement, the Security Agreement, and all other agreements, instruments and documents executed by Borrower and/or Parent in favor of Bank at any time, those allowed by law and the rights and remedies of a secured party under the Uniform Commercial Code as enacted in the State of New York and, without limiting the generality of the foregoing, the Bank may immediately, without demand of performance and without other notice (except as set forth next below) or demand whatsoever to the Assignor, all of which are hereby expressly waived, and without advertisement, sell or license at public or private sale or' otherwise realize upon the whole or from time to time any part of the Patent Collateral, or any interest which the Assignor may have therein, and after deducting from the proceeds of sale or other disposition of the Patent Collateral all reasonable expenses (including all reasonable expenses for broker's fees and legal services), shall apply the residue of such proceeds toward the payment of the Obligations as set forth in the Security Agreement. Notice of any sale, license or other disposition of any of the Patent Collateral shall be given to the Assignor, at least five (5) days before the time that any intended public sale or other disposition of such Patent Collateral is to be made or after which any private sale or other disposition of such Patent Collateral may be made, which the Assignor hereby agrees shall be reasonable notice of such public or private sale or other disposition. At any such sale or other disposition, the Bank may, to the extent permitted under applicable law, purchase or license the whole or any part of the Patent Collateral or interests therein sold, licensed or otherwise disposed of.


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9.    COLLATERAL PROTECTION.

      If the Assignor shall fail to do any act that they have covenanted to do hereunder, or if any representation or warranty of the Assignor shall be breached, the Bank, in their own name or that of the Assignor (in the sole discretion of the Bank), may (but shall not be obligated to) after ten (10) days written notice do such act or remedy such breach (or cause such act to be done or such breach to be remedied), and the Assignor agrees promptly to reimburse the Bank for any cost or expense incurred by the Bank in so doing.

10.   POWER OF ATTORNEY.

      If any Event of Default shall have occurred and be continuing, the Assignor does hereby make, constitute and appoint the Bank (and any officer or agent of the Bank as the Bank may select in its exclusive discretion) as the Assignor's true and lawful attorney-in-fact, with the power to endorse the Assignor's name on all applications, documents, papers and instruments necessary for the Bank to use any of the Patent Collateral, to practice, make, use or sell the inventions disclosed or claimed in any of the Patent Collateral, to grant or issue any exclusive or nonexclusive license of any of the Patent Collateral to any third person, or necessary for the Bank to assign, pledge, convey or otherwise transfer title in or dispose of the Patent Collateral or any part thereof or interest therein to any third person, and, in general, to execute and deliver any instruments or documents and do all other acts which the Assignors are obligated to execute and do hereunder. The Assignor hereby ratifies all that such attorney shall lawfully do or cause to be done by virtue hereof, and releases the Bank from any claims, liabilities, causes of action or demands arising out of or in connection with any action taken or omitted to be taken by the Bank under this power of attorney (except for the Bank's gross negligence or willful misconduct). This power of attorney shall be irrevocable for the duration of this Patent Agreement.

11.   FURTHER ASSURANCES.

      The Assignor shall, at any time and from time to time, and at its expense, make, execute, acknowledge and deliver, and file and record as necessary or appropriate with governmental or regulatory authorities, agencies or offices, such agreements, assignments, documents and instruments, and do such other and further acts and things (including, without limitation, obtaining consents of third parties), as the Bank may request or as may be necessary or appropriate in order to implement and effect fully the intentions, purposes and provisions of this Patent Agreement, or to assure and confirm to the Bank the grant, perfection and priority of the Bank's security interest in any of the Patent Collateral.

12.   TERMINATION.

      At such time as all of the Obligations have been finally paid and satisfied in full and the Assignor does not have any right to request advances from Bank under a line of credit, this Patent Agreement shall terminate and the Bank shall, upon the written request and at the expense of the Assignor, execute and deliver to the Assignor all deeds, assignments and other instruments as may be necessary or proper to reassign and reconvey to and re-vest in


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the Assignor the entire right, title and interest to the Patent Collateral previously granted, assigned, transferred and conveyed to the Bank by the Assignor pursuant to this Patent Agreement, as fully as if this Patent Agreement had not been made, subject to any disposition of all or any part thereof which may have been made by the Bank pursuant hereto or the Security Agreement.

13.   COURSE OF DEALING.

      No course of dealing among the Assignor and the Bank, nor any failure to exercise, nor any delay in exercising, on the part of the Bank, any right, power or privilege hereunder or under the Security Agreement shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or thereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

14.   EXPENSES.

      Any and all reasonable fees, costs and expenses, of whatever kind or nature, including the reasonable attorneys' fees and legal expenses incurred by the Bank in connection with the preparation of this Patent Agreement and all other documents relating hereto, the consummation of the transactions contemplated hereby or the enforcement hereof, the filing or recording of any documents (including all taxes in connection therewith) in public offices, the payment or discharge of any taxes, counsel fees, maintenance fees, encumbrances or otherwise protecting, maintaining or preserving any of the Patent Collateral, or in defending or prosecuting any actions or proceedings arising out of or related to any of the Patent Collateral, shall be borne and paid by the Assignor.

15.   OVERDUE AMOUNTS.

      Until paid, all amounts due and payable by the Assignor hereunder shall be a debt secured by the Patent Collateral and other Collateral and shall bear, whether before or after judgment, interest at the rate of interest for overdue principal set forth in the Loan Agreement.

16.   NO ASSUMPTION OF LIABILITY; INDEMNIFICATION.

      NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED HEREIN, THE BANK ASSUMES NO LIABILITIES OF THE ASSIGNORS WITH RESPECT TO ANY CLAIM OR CLAIMS REGARDING THE ASSIGNOR'S OWNERSHIP OR PURPORTED OWNERSHIP OF, OR RIGHTS OR PURPORTED RIGHTS ARISING FROM, ANY OF THE PATENT COLLATERAL OR ANY PRACTICE, USE, LICENSE OR SUBLICENSE THEREOF, OR ANY PRACTICE, MANUFACTURE, USE OR SALE OF ANY OF THE INVENTIONS DISCLOSED OR CLAIMED THEREIN, WHETHER ARISING OUT OF ANY PAST, CURRENT OR FUTURE EVENT, CIRCUMSTANCE, ACT OR OMISSION OR OTHERWISE. ALL OF SUCH LIABILITIES SHALL BE EXCLUSIVELY BORNE BY THE ASSIGNOR, AND THE ASSIGNOR SHALL INDEMNIFY THE BANK FOR ANY AND ALL COSTS, EXPENSES,


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DAMAGES AND CLAIMS, INCLUDING LEGAL FEES, INCURRED BY THE BANK WITH RESPECT TO
SUCH LIABILITIES.

17.   RIGHTS AND REMEDIES CUMULATIVE.

      All of the Bank's rights and remedies with respect to the Patent Collateral, whether established hereby or by the Security Agreement or by any other agreements or by law, shall be cumulative and may be exercised singularly or concurrently. This Patent Agreement is supplemental to the Security Agreement, and nothing contained herein shall in any way derogate from any of the rights or remedies of the Bank contained therein. Nothing contained in this Patent Agreement shall be deemed to extend the time of attachment or perfection of or otherwise impair the security interest in any of the Patent Collateral granted to the Bank under the Security Agreement.

18.   NOTICES.

      All notices and other communications made or required to be given pursuant to this Patent Agreement shall be in writing and shall be delivered in hand, mailed by United States registered or certified first-class mail, postage prepaid, or sent by telegraph, telecopy or telex and confirmed by delivery via courier or postal service, addressed as follows:

            (a) if to the Assignor, at Commonwealth Scientific Corporation, 525 Lee Road, Rochester, New York 14606, Attention: Emilio 0. DiCataldo, Senior Vice President and Chief Financial Officer, at the address first listed above or at such other address for notice as the Assignor shall last have furnished in writing to the person giving the notice; and

            (b) if to the Bank, at One M&T Plaza, Buffalo, New York 14203,
Attention: Collateral Department or at such other address for notice as the Bank shall last have furnished in wiring to the person giving the notice, with copies to the Bank at 255 East Avenue, Rochester, New York 14604, Attention: William Holston, Vice President.

Any such notice or demand shall be deemed to have been duly given or made and to have become effective (i) if delivered by hand to a responsible officer of the party to which it is directed, at the time of the receipt thereof by such officer, (i) if sent by registered or certified first-class mail, postage prepaid, two (2) Business Days after the posting thereof, and (iii) if sent by telegraph, telecopy, or telex, at the time of the dispatch thereof, if In normal business hours in the country of receipt, or otherwise at the opening of business on the following Business Day.

19.   AMENDMENT AND WAIVER.

      This Patent Agreement is subject to modification only by a writing signed by the Bank and the Assignor, except as provided in Section 5.2. The Bank shall not be deemed to have waived any right hereunder unless such waiver shall be in writing and signed by


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

the Bank. A waiver on any one occasion shall not be construed as a bar to or waiver of any right on any future occasion.

20.   GOVERNING LAW; CONSENT TO JURISDICTION.

      THIS PATENT AGREEMENT IS INTENDED TO TAKE EFFECT AS A SEALED INSTRUMENT AND SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. The Assignor agrees that any suit for the enforcement of this Patent Agreement may be brought in the courts of the County of Monroe or any federal court sitting therein and consents to the non-exclusive jurisdiction of such court and to service of process in any such suit being made upon the Assignor by mail at the address specified in Section 18. The Assignor hereby waives any objection that it may now or hereafter have to the venue of any such suit or any such court or that such suit is brought in an inconvenient court.

21.   WAIVER OF JURY TRIAL.

      THE ASSIGNOR WAIVES ITS RIGHT TO A JURY TRIAL WITH RESPECT TO ANY ACTION OR CLAIM ARISING OUT OF ANY DISPUTE IN CONNECTION WITH THIS PATENT AGREEMENT, ANY RIGHTS OR OBLIGATIONS HEREUNDER OR THE PERFORMANCE OF ANY SUCH RIGHTS OR OBLIGATIONS. Except as prohibited by law, the Assignor waives any right which they may have to claim or recover in any litigation referred to in the preceding sentence any special, exemplary, punitive or consequential damages or any damages other than, or in addition to, actual damages. The Assignor (i) certifies that neither the Bank nor any representative, agent or attorney of the Bank has represented, expressly or otherwise, that the Bank would not, in the event of litigation, seek to enforce the foregoing waivers, and (ii) acknowledges that, in entering into the Loan Agreement and the other agreements, notes, instruments and documents executed in connection therewith to which the Bank is a party, the Bank is relying upon, among other things, the waivers and certifications contained in this Section 21.

22.   BANK'S RIGHT TO ACCEPT OR CONSENT, ETC.

      Notwithstanding anything herein to the contrary, Bank shall not be deemed to have unreasonably delayed in responding to a request for a consent hereunder or the approval of a counsel proposed by Assignor whom the Bank must consent to unless Bank fails to respond to a request for such consent or acceptance of proposed counsel for ten (10) days after such request is submitted and Assignor, thereafter notify Bank in writing that they believe Bank has unreasonably delayed in responding to such request and Bank continues for more than ten (10) days after its receipt of such notice to respond to such request. In any event, the sole remedy for Assignor if Bank unreasonably delayed in responding to any such request shall be that it loses its right to consent to any such action or to approve any such counsel.


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23.   MISCELLANEOUS.

      The headings of each section of this Patent Agreement are for convenience only and shall not define or limit the provisions thereof. This Patent Agreement and all rights and obligations hereunder shall be binding upon the Assignor and its successors and permitted assigns, and shall inure to the benefit of the Bank and its successors and assigns. In the event of any irreconcilable conflict between the provisions of this Patent Agreement and the Loan Agreement, or between this Patent Agreement and the Security Agreement, the provisions of the Loan Agreement or the Security Agreement, as the case may be, shall control. If any term of this Patent Agreement shall be held to be invalid, illegal or unenforceable, the validity of all other terms hereof shall in no way be affected thereby, and this Patent Agreement shall be construed and be enforceable as if such invalid, illegal or unenforceable term had not been included herein. The Assignor acknowledges receipt of a copy of this Patent Agreement. All obligations of the Assignor hereunder shall be joint and several.

24.   VIOLATION OF PATENT LICENSE

      Notwithstanding anything to the contrary contained herein, Assignor is not granting the Bank a security interest in any Patent License Rights if such a security interest would constitute a breach of the applicable license agreement.

      IN WITNESS WHEREOF, this Patent Agreement has been executed as of the day and year first above written.

                              COMMONWEALTH SCIENTIFIC
                              CORPORATION


                              By: /s/ E. O. DiCataldo
                                  -------------------------------------------
                              Name:
                              Title: Sr. V.P. & CFO


                              MANUFACTURERS AND TRADERS
                              TRUST COMPANY


                              By: /s/ William E. Holston
                                  -------------------------------------------
                              Name: William E. Holston
                              Title:Vice President

STATE OF NEW YORK  )
COUNTY OF Monroe   ) ss:

      On the 22nd day of September in the year 1999 before me, the undersigned, a Notary Public in and for said state, personally appeared Emilio O. DiCataldo personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.


                                        /s/ Kevin V. Reochia
                                        --------------------------------------
                                        Notary Public

                                                     KEVIN V. REOCHIA
                                             Notary Public, State of New York
                                                     No. 02PE5004858
                                                Qualified in Monroe County
                                             Certicate Filed in Monroe County
                                             Commission Expires Nov. 23, 2000

STATE OF NEW YORK  )
COUNTY OF Monroe   ) ss:

      On the 22nd day of September in the year 1999 before me, the undersigned, a Notary Public in and for said state, personally appeared William E. Holston, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.


                                        /s/ Kevin V. Reochia
                                        --------------------------------------
                                        Notary Public

                                                     KEVIN V. REOCHIA
                                             Notary Public, State of New York
                                                     No. 02PE5004858
                                                Qualified in Monroe County
                                             Certicate Filed in Monroe County
                                             Commission Expires Nov. 23, 2000

                                   SCHEDULE A

                           ISSUED AND PENDING PATENTS


                                      NONE